SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) October 19, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                       0-16014                    23-2417713
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

The Registrant is filing certain exhibits under Item 7 hereof, which are with respect the closing of the issuance and sale of $500 million aggregate principal amount of the Registrant's 10-1/4% Senior Notes due 2006 on October 25, 2001.


Item 7.  Financial Statements and Exhibits

Exhibit No.                      Description


1.01 Underwriting Agreement dated October 19, 2001 regarding $500 million aggregate principal amount of 10-1/4% Senior Notes due 2006 of Adelphia (Filed Herewith)

4.01 Fifth Supplemental Indenture dated as of October 25, 2001, to the Base Indenture dated as of April 28, 1999, regarding 10-1/4% Senior Notes due 2006 of Adelphia (Filed Herewith).

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30,  2001             ADELPHIA COMMUNICATIONS CORPORATION
                                           (Registrant)

                                 By:   /s/ Timothy J. Rigas
                                 ----------------------------------------
                                    Timothy J. Rigas
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                      Description

1.01 Underwriting Agreement dated October 19, 2001 regarding $500 million aggregate principal amount of 10-1/4% Senior Notes due 2006 of Adelphia (Filed Herewith)

4.01 Fifth Supplemental Indenture dated as of October 25, 2001, to the Base Indenture dated as of April 28, 1999, regarding 10-1/4% Senior Notes due 2006 of Adelphia (Filed Herewith).